Waddell & Reed InvestEd Portfolios, Inc.

Supplement dated August 24, 2007
to
Prospectus dated May 1, 2007

The following replaces the disclosure regarding the target ranges for investment of the Conservative Portfolio's assets in specific underlying funds, in the disclosure for Waddell & Reed InvestEd Conservative Portfolio overview section entitled "Principal Investment Strategies":

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Cash Management	0%	100%
Waddell & Reed Advisors Government Securities Fund	0%	40%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Dividend Income Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Global Bond Fund	0%	25%
Waddell & Reed Advisors Bond Fund	0%	10%

The following supplements the information regarding the purchase of shares at net asset value (NAV) in the section entitled "Sales Charge Waivers for Certain Investors--Shares may be purchased at NAV for InvestEd Plan accounts owned by:"
  Clients transferring their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd Plan sponsored by Waddell & Reed, Inc. due to the closing of the SM&R-sponsored 529 Plan

The following replaces the first paragraph in the section of "Your Account" entitled "Additional Investments:"

Subject to the minimums disclosed for the Automatic Investment Service, you, or anyone, can make additional investments of any amount at any time; however, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all 529 Plans to exceed limits imposed by the InvestEd Plan. For the 2007-2008 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $318,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.